Exhibit 10.9(a)

AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment is made effective as of the 10th day of November, 2016.

BETWEEN:

MITEL NETWORKS CORPORATION

(hereinafter referred to as the “Employer” or “Mitel”)

- and -

STEVEN SPOONER

(hereinafter referred to as the “Employee”)

WHEREAS:

i)	Employer and the Employee entered into an Amended and Restated Employment Agreement dated March 12, 2010, (the “Restated Agreement”) and,

ii)	Employer and Employee now wish to amend the Restated Agreement on the terms set out below, as of the effective date hereof;

NOW THEREFORE, in consideration of the sum of $5.00 and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, the parties hereto hereby mutually covenant and agree as follows:

1.	The Restated Agreement shall be amended as follows:

(a)	Section 4 (a) of the Restated Agreement will be deleted and replaced by the following:

“For services rendered by the Employee in the course of the employment hereunder, the Employee shall, from time to time, be eligible to receive certain equity based compensation, including but not limited to restricted stock units {“RSUs”) and options to purchase common share of Mitel. All such equity based compensation will be subject to the terms and conditions of the grant and the terms and conditions of the plan under which they are granted. In the event of conflict between the terms of this Agreement, the terms of the grant and the terms of the Plan under which they are granted, precedence shall be in that order.”

(b)	Section 4 (b) of the Restated Agreement will be deleted and replaced by the following:

“All equity based compensation becomes 100% fully vested and payable upon a Change of Control, as defined in section 4(c) of this Employment Agreement, and any performance-based targets shall be deemed to have been satisfied at 100%.”

2.	All other terms and conditions of the Restated Agreement remain in full force and effect.

3.	The Employee has been provided with the opportunity to obtain independent legal advice with respect to this Amendment.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

MITEL NETWORKS CORPORATION		STEVEN SPOONER

By:	/s/ Greg Hiscock	By:	/s/ Steven Spooner

Greg Hiscock
VP – Legal, General Counsel, Corporate Secretary

Exhibit 10.9(b)

2ND AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This 2nd Amendment to the Amended and Restated Employment Agreement is made effective as of the 16th day of December, 2016.

BETWEEN:

MITEL NETWORKS CORPORATION

(hereinafter referred to as the “Employer” or “Mitel”)

- and -

STEVEN SPOONER

(hereinafter referred to as the “Employee”)

WHEREAS:

i)	Employer and the Employee entered into an Amended and Restated Employment Agreement dated March 12, 2010, which was subsequently amended on November 10th, 2016 (the “Restated Agreement”) and,

ii)	Employer and Employee now wish to amend the Restated Agreement on the terms set out below, as of the effective date hereof;

NOW THEREFORE, in consideration of the sum of $5.00 and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, the parties hereto hereby mutually covenant and agree as follows:

1.	The Restated Agreement shall be amended such that the following language will be deleted from the definition of Change of Control in Section 4(c)(i):

“provided that such transaction(s) shall not constitute a Change of Control to the extent that (i) the transaction is an acquisition by the company of another entity, (ii) such acquisition is financed by the issuance of equity by the company to a financial sponsor, and (iii) neither Terence Matthews, Francisco Partners or any of their respective affiliates disposes of any shares of the company as a result of such transaction(s);”;

2.	All other terms and conditions of the Restated Agreement remain in full force and effect.

3.	The Employee has been provided with the opportunity to obtain independent legal advice with respect to this Amendment.

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IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

MITEL NETWORKS CORPORATION		STEVEN SPOONER

By:	/s/ Greg Hiscock	By:	/s/ Steven Spooner

Greg Hiscock
Vice President, General Counsel and Corporate Secretary